UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 21, 2007
                                 ---------------


                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)

                                    Virginia
                 (State or other jurisdiction of incorporation)


          001-05767                                        54-0493875
          ---------                                        ----------
 (Commission File Number)                               (I.R.S. Employer
                                                     Identification Number)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)

                                 (804) 486-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 21, 2007, the Board of Directors of Circuit City Stores, Inc. (the "Company") appointed Ronald L. Turner as a director of the Company. Mr. Turner will serve on the Compensation & Personnel and Nominating & Governance Committees of the Board of Directors. The Company issued a press release announcing Mr. Turner's appointment as a director on August 21, 2007. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Mr. Turner's compensation for his service as a director will be consistent with that of the Company's other non-employee directors, as disclosed in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2007, and the Company's Annual Report on Form 10-K for the year ended February 28, 2007.


     Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On August 21, 2007, the Company's Board of Directors approved the amendment of the Company's Bylaws to increase the size of the Board of Directors from 11 members to 12 members effective August 21, 2007. A copy of the amendment is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by this reference.


Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this report.

3.1 Amendment, effective August 21, 2007, to the Circuit City Stores, Inc. Bylaws, as amended June 26, 2007

99.1 Press release issued by the Company August 21, 2007









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CIRCUIT CITY STORES, INC.



                       By:  /s/ Reginald D. Hedgebeth
                          -------------------------------------------
                          Reginald D. Hedgebeth
                          Senior Vice President, General Counsel and
                          Secretary


Dated:   August 23, 2007





                                  EXHIBIT INDEX


Exhibit No.          Description of Exhibit

3.1 Amendment, effective August 21, 2007, to the Circuit City Stores, Inc. Bylaws, as amended June 26, 2007
99.1                 Press release issued by the Company August 21, 2007